UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2020

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FCBP	Nasdaq Capital Market

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 11, 2020, Robert M. Franko, the current President and Chief Executive Officer of First Choice Bancorp (the “Company”) and its wholly owned subsidiary, First Choice Bank (the “Bank”) will also be appointed and shall serve as the Company’s Chief Financial Officer, replacing Diana C. Hanson, the current Interim Chief Financial Officer. Mag Wangsuwana, currently the Treasurer of the Bank, has been appointed as the Chief Financial Officer of the Bank. Diana Hanson, currently the Chief Accounting Officer of the Company and the Bank, will remain as the “principal financial officer” since her appointment as the Interim Chief Financial Officer of the Company and the Bank, and will, in her capacity as the “principal financial officer,” continue to provide the certifications required by Rule 13A-14 under the Securities Exchange Act of 1934, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 in the Company’s annual and quarterly reports as will be filed with the Securities and Exchange Commission.

Mr. Franko has served as the President and Chief Executive Officer of First Choice Bank since November 2013 and the Company since its inception in September 2017. Prior to joining First Choice Bank, Mr. Franko served as the President & CEO of PacTrust Bank and Beach Business Bank. As the founding CEO of Beach Business Bank, Mr. Franko assembled a world-class Board of Directors and an outstanding management team to create one of the most successful community banks organized in California. Prior to Beach Business Bank, Mr. Franko held executive management positions at various banks, including Generations Trust Bank, First National Bank of San Diego, City National Bank, Imperial Bank and Imperial Bancorp. Mr. Franko has been the CEO of banks totaling as much as $3.5 billion in assets and has managed organizations with more than 1,000 employees.

Mr. Wangsuwana brings more than 20 years of financial services experience to his new role. Mr. Wangsuwana has been Senior Vice President and Treasurer of First Choice Bank since September 2019. As Treasurer, Mr. Wangsuwana has been responsible for managing all of First Choice’s corporate treasury activities, including budgeting and forecasting, capital planning, liquidity and interest rate risk management, investments, and funding. He joined First Choice from MUFG Union Bank, a diversified financial services holding company, where he held a variety of positions from March 2002 to August 2019, including most recently as a Director in Corporate Treasury focused on asset liability strategy and balance sheet management, and previously in corporate banking focused on financial planning & analysis, corporate real estate focused on strategy, investment management focused on structured securities, and in corporate development focused on mergers, acquisitions, and divestitures. Prior to joining MUFG Union Bank, Mag spent 5 years as an investment banker within the Financial Institutions Group at Lehman Brothers and Merrill Lynch and worked on several financial services-related financing and merger transactions in New York, San Francisco, and Los Angeles. Mr. Wangsuwana graduated from the University of California at Berkeley, Haas School of Business with a B.S. degree in 1997. Mag also graduated from the Pacific Coast Banking School in 2006 and remains involved, serving in a variety of capacities, including as a BankSim instructor and more recently as an advisor and grader.

Ms. Hanson has served as Interim Chief Financial Officer of First Choice Bancorp since November 2019 and Senior Vice President and Chief Accounting Officer since March 2019. Ms. Hanson joined First Choice from Pacific Western Bank, where she served as Senior Vice President & Director of Accounting Policy. From 1994 to 2020, Ms. Hanson served in a number of leadership positions in the finance departments of Pacific Western Bank, Community Bank of Nevada, Bank of Nevada and Bank of America. She started her career as an auditor with Deloitte in Chicago, Illinois. Ms. Hanson has over 25 years of experience in corporate accounting and the financial services industry, including an extensive working knowledge of U.S. GAAP, SOX Controls and SEC Reporting. Ms. Hanson is a Certified Public Accountant and holds a B.S. in Accounting from Babson College in Massachusetts.

A copy of the press release announcing these appointments is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item. 8.01 Other Events

On May 11, 2020, the Company issued a press release announcing the May 7, 2020 declaration of a cash dividend of $0.25 per share, payable on or about June 4, 2020, to holders of its common stock of record as of the close of business on May 21, 2020. A copy of the press release announcing the cash dividend is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

In addition, on May 11, 2020, the Company issued a press release announcing that the Bank was named a recipient of the 2019 Raymond James Community Bankers Cup, according to a report published by Raymond James & Associates on May 6, 2020. The Raymond James Community Bankers Cup awards recognize the top 10% of community banks based on various profitability, operational efficiency, and balance sheet metrics. The pool of community banks considered for recognition includes all exchange-traded domestic banks, excluding mutual holding companies and potential acquisition targets, with assets between $500 million and $10 billion as of December 31, 2019. More than 250 community banks across the United States were analyzed for the awards. A copy of the press release announcing this award is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 8.01 of this Current Report and Exhibits 99.1, 99.2 and 99.3 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release Announcing Executive Appointments
99.2	Press Release Announcing 2nd Quarter Dividend
99.3	Press Release Announcing 2019 Raymond James Community Bankers Cup Award

First Choice Bancorp

Date: May 11, 2020	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Announcing Executive Appointments
99.2	Press Release Announcing 2nd Quarter Dividend
99.3	Press Release Announcing 2019 Raymond James Community Bankers Cup Award